FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial Risk Management [Abstract]
Corporate borrowings	$ 2,142	$ 1,440
Non-recourse borrowings in subsidiaries of the partnership	36,720	40,809
Cash and cash equivalents	(3,239)	(3,252)	$ (2,870)	$ (2,588)
Net debt	35,623	38,997
Total equity	17,308	18,532	$ 18,429	$ 13,017
Total capital	$ 52,931	$ 57,529
Net debt-to-capital ratio	67.00%	68.00%